EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Caliper Technologies Corp. (the “Company”) on Form 8-K/A, Amendment No. 1, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, E. Kevin Hrusovsky, Chief Executive Officer of the Company, and James L. Knighton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

September 26, 2003

/s/ E. KEVIN HRUSOVSKY
E. Kevin Hrusovsky President and Chief Executive Officer

/s/ JAMES L. KNIGHTON
James L. Knighton Chief Operating Officer and Chief Financial Officer

This certification is being furnished and not filed. Furthermore, this certification is being furnished only to the extent that it is determined that it is required by Section 906 of the Sarbanes-Oxley Act of 2002.